Dividends	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Dividends
9. Dividends

	2020 cents per share	2019 cents per share	2018 cents per share	2020 $m	2019 $m	2018 $m
Paid during the year
Final (declared for previous year)	—	78.1	71.0	—	139	130

Interim	—	39.9	36.3	—	72	69

Special (note 29)	—	262.1	—	—	510	—

	—	380.1	107.3	—	721	199

Proposed (not recognised as a liability at 31 December)

Final	—	—	78.1	—	—	141

On 20 March 2020, the Board withdrew its recommendation of a final dividend in respect of 2019 of 85.9¢ per share, a payment of which would have had a cash outflow of approximately $150m in the first half of 2020. A final dividend in respect of 2020 is not proposed and there was no interim dividend for the year. The Board will consider future dividends once visibility of the pace and scale of market recovery has improved.